                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): APRIL 4, 2000





                                  ON2.COM INC.
             (Exact name of registrant as specified in its charter)



          COLORADO                  000-23171                   84-1280679
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)



                            375 GREENWICH STREET
                            NEW YORK, NEW YORK            10013
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 941-2400
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         One April 4, 2000 the Registrant acquired substantially all of the assets of DVD Mags, Inc., a California corporation doing business as Quickband Networks ("Quickband"), a Los Angeles based aggregator and retail distributor of broadband entertainment content. In acquiring Quickband, the Registrant issued 136,339 shares of its Common Stock, no par value, and 34,100 shares of its Series B Preferred Stock, no par value. The assets acquired were principally comprised of Quickband's library of short-subject independent films and music-related content in DVD and internet-distributable formats. The Registrant also assumed certain current liabilities of Quickband. The purchase price for the assets was set in arms' length negotiations between the parties. The Registrant currently intends to operate the business formerly conducted by Quickband as a subsidiary of On2.com Inc.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired - not required

(b) Pro forma financial information - pro forma information related to the historic financial position and operations of DVD Mags, Inc. is not required. Pro forma information related to the amortization of goodwill acquired will be provided within 60 days, if material.

(c)  Exhibits


           Exhibit No.        Description
           -----------        -----------
               4.5            Escrow Agreement, dated April 4, 2000, between the
                              Registrant and DVD Mags, Inc.

               4.6            Registration Rights Agreement, dated April 4,
                              2000, between the Registrant and DVD Mags, Inc.

               10.2           Asset Purchase Agreement, dated as of March 9,
                              2000, between the Registrant and DVD Mags, Inc.


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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ON.2 COM INC.
                                            (Registrant)

                                            By: /s/ BARRY M. SHERECK
                                               --------------------------------
                                                Name: Barry Shereck
                                                Title:  Chief Financial Officer



Dated:            April __, 2000


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

                                  EXHIBIT INDEX


           Exhibit No.        Description
           -----------        -----------
               4.5            Escrow Agreement, dated April 4, 2000, between the
                              Registrant and DVD Mags, Inc.

               4.6            Registration Rights Agreement, dated April 4,
                              2000, between the Registrant and DVD Mags, Inc.

               10.2           Asset Purchase Agreement, dated as of March 9,
                              2000, between the Registrant and DVD Mags, Inc.


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